UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 26, 2007

LOWE'S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe's Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(704) 758-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

(a) On January 26, 2007, the Board of Directors approved certain amendments to the Company’s Bylaws. The amendments make the following changes to the Bylaws, all of which were effective immediately:

        (i)  Article II, Section 7 was amended to provide that the standard for electing directors shall be as set forth in the corporation’s Articles of Incorporation.

(ii)  Article III, Section 2 was amended to delete the sentence that provided that the number of directors on the Board shall be eleven, divided into three classes: Class I, Class II and Class III, as nearly equal in number as possible. The sentence was unnecessary because the Company’s Articles of Incorporation already provide that the Board “shall be divided into three classes, Class I, Class II, and Class III, as nearly equal in number as possible”, and, under North Carolina law, either the articles of incorporation or the bylaws may provide for staggering the terms of directors by dividing the total number of directors into two, three or four groups.

        (iii)  Article III, Section 2 was amended to provide that the directors may by appropriate resolution adopted between annual meetings of shareholders increase or decrease the number of directors, but may not decrease the number of directors below the minimum number specified in the corporation’s Articles of Incorporation. Prior to this amendment, Article III, Section 2 provided that the directors could amend the Bylaws between meetings of shareholders to increase or decrease the number of directors to make vacancies available for the election of new directors.

        (iv)  Article III, Section 3 was deleted in its entirety to remove the definition of a “Founding Director.”

        NOTE: As a result of deleting Section 3 of Article III of the Bylaws, the subsequent sections of Article III have now been renumbered.  The section references in subparagraphs (v) - (ix) below of this report on Form 8-K, however, are to the applicable section numbers in Article III of the Bylaws before the subsequent sections were renumbered.  The changes to the Bylaws described below regarding the committee composition requirements were made by the Board of Directors solely to conform the relevant sections of the Company's Bylaws to the committee composition requirements already set forth in the committee charters.

        (v)  Article III, Section 4 was amended to provide for “regular” meetings of the Board of Directors (as opposed to “quarterly” meetings) to be held with such frequency (but no less than quarterly) as shall be determined by the Chairman of the Board of Directors.

        (vi)  Article III, Section 16 was amended as follows:

            •  to make the composition requirements for the Audit Committee consistent with the membership requirements set forth in the Committee’s Charter by providing that the Committee shall be comprised entirely of members of the Board who qualify as “independent” under the requirements of the Corporate
            Governance Rules of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and
            Exchange Commission;

            •  to provide that the Audit Committee shall have the authority to act for the Board of Directors in any matter delegated to the Committee by the Board “in the written charter of the Committee or otherwise”;

            •  to provide that the Audit Committee shall each year “appoint and determine the compensation of” (as opposed to “recommend”) an independent registered public accounting firm as the independent registered public accounting firm for the corporation. This change makes the section’s provisions consistent with the provisions of the Audit Committee’s Charter; and

            •  to delete the sentence providing that the corporation’s Head of Internal Audit shall report to the Audit Committee, and his or her employment may only be terminated with the approval of the Committee. (See subparagraph (x) below for the description of a related provision added to the Company’s Bylaws.)

        (vii)  Article III, Section 17 was amended as follows:

    •  to make the composition requirements for the Compensation and Organization Committee consistent with the membership requirements set forth in the
    Committee’s Charter by providing that the Committee shall be comprised entirely of members of the Board who qualify as “independent” under the requirements of the Corporate Governance Rules of the New York Stock Exchange and meet the definition of “non-employee director” of Rule 16b-3 under the Securities
    Exchange Act of 1934, and “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986; and

    •  to provide that the Compensation and Organization Committee shall have the authority to act for the Board of Directors in any matter delegated to the
    Committee by the Board “in the written charter of the Committee or otherwise.”

        (viii)  Article III, Section 18 was amended as follows:

    •  to make the composition requirements for the Governance Committee consistent with the membership requirements set forth in the Committee’s Charter by providing that the Committee shall be comprised entirely of members of the Board who qualify as “independent” under the requirements of the Corporate
    Governance Rules of the New York Stock Exchange and meet the definition of “non-employee director” of Rule 16b-3 under the Securities Exchange Act of 1934, and shall include not less than one-half (1/2) of the members of the Board who qualify as “independent”; and

    •  to provide that the Governance Committee shall have the authority to act for the Board of Directors in any matter delegated to the Committee by the Board
    “in the written charter of the Committee or otherwise.”

        (ix)  Article III, Section 20 was amended to provide that the compensation of “non-employee” directors (as opposed to “independent” directors) shall be recommended to the Board of Directors by the Chief Executive Officer.

        (x)  Article V, Section 3 was amended to provide for “review and concurrence” by the Audit Committee of the termination of the “Vice President” of Internal Audit’s employment with the corporation.

        (xi)  Article VII, Section 2 was amended to delete a reference to the Company’s previously redeemed Rights Agreement between the Company and Wachovia Bank,
        N.A., Rights Agent, dated as of September 9, 1998.

        The amended and restated Bylaws are attached as Exhibit 3.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

3.1 Bylaws of Lowe's Companies, Inc., as amended as restated

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE'S COMPANIES, INC.

Date: January 31, 2007	By:	/s/ Matthew V. Hollifield
Matthew V. Hollifield Senior Vice President and Chief Accounting Officer